HAWAIIAN TAX-FREE TRUST
                         Supplement to the Prospectuses
                               Dated July 24, 2008

     The material under the caption "Municipal Obligations" is replaced by the following:

Municipal Obligations

         Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

         There are two principal classifications of municipal obligations:
"notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

The various public purposes for which municipal obligations are issued include:

     *    obtaining funds for general operating expenses,

     *    refunding outstanding obligations,

     * obtaining funds for loans to other public institutions and facilities, and

     * funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Municipal obligations include:

     *    tax, revenue or bond anticipation notes,

     *    construction loan notes,

     *    project notes, which sometimes carry a U.S. government guarantee,

     * municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment,

     *    floating and variable rate demand notes, and

     *    tender option bond inverse floaters



                         The date of this Supplement is
                               September 23, 2008

                             HAWAIIAN TAX-FREE TRUST
              Supplement to the Statement of Additional Information
                               Dated July 24, 2008

     The following material is added to the section under the caption "Investment Strategies and Risks"

Tender Option Bond Inverse Floaters

         The Trust can invest, under appropriate market conditions, in certain derivative instruments known as "inverse floaters" that are offered via "tender option bond" programs ("Tender Option Bond Inverse Floaters"). Although volatile, these instruments typically offer the potential for yields exceeding the yields available on comparable fixed-rate municipal bonds. The Trust will invest only in Tender Option Bond Inverse Floaters qualifying as "Hawaiian Obligations." Hawaiian Obligations are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and State of Hawaii income taxes. They include obligations of Hawaiian issuers and certain non-Hawaiian issuers, of any maturity.

         Tender option bonds and their related inverse floaters are municipal-bond-derivative securities that provide for tax-free income at variable rates. In the tender option bond programs that the Trust will use, high quality longer-term municipal bonds, all of which will qualify as Hawaiian Obligations, are held in a trust and varying economic interests in the bonds are created and sold to investors. One class of investors earns interest at a rate based on current short-term tax-exempt interest rates and may tender its holdings at par to the program sponsor at agreed-upon intervals. These "tender option bonds" are eligible securities for municipal money market fund investments. A second class of investors has a residual income interest (earning the income produced by the underlying bonds net of program costs and of the variable income paid to the holders of the tender option bonds) and bears the risk that the underlying bonds decline in value due to changes in market interest rates. Both investor classes bear the risk of loss that would result from a default on the underlying bonds as well as from other potential, yet remote, credit or structural events. The value of the residual interest or Tender Option Bond Inverse Floater is accordingly generally more volatile than that of a fixed-rate municipal bond.

         There are risks associated with Tender Option Bond Inverse Floaters. Tender Option Bond Inverse Floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest rate received when short-term interest rates rise and increase the interest received when short-term rates fall. For these reasons, Tender Option Bond Inverse Floaters tend to underperform the market for fixed-rate municipal bonds in a rising interest rate environment due to the risk of reduced or eliminated interest payments on Tender Option Bond Inverse Floaters, but tend to outperform the market for fixed-rate municipal bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency.


--------------------------------


         The material under the caption "Portfolio Insurance" is replaced by the following:

Portfolio Insurance

         The purpose of having insurance on some investments in Hawaiian Obligations in the Trust's portfolio is to reduce financial risk for investors in the Trust.

         Insurance as to the timely payment of principal and interest when due for Hawaiian Obligations is acquired as follows:

         (i) obtained by the issuer of the Hawaiian Obligations at the time of original issue of the obligations, known as "New Issue Insurance," or

         (ii) purchased by the Trust or a previous owner with respect to specific Hawaiian Obligations, termed "Secondary Market Insurance."

         The insurance of principal under these types of insurance policies refers to the payment of interest and of the face or par value of the Hawaiian Obligation when due. Insurance is not affected by nor does it insure the price paid by the Trust for the obligation. The market value of obligations in the Trust will, from time to time, be affected by various factors, including the general movement of interest rates. The value of the Trust's shares is not insured.

         In order to attempt to reduce financial risk to the Trust's investors, it is the Trust's current policy, which may be changed, that the majority of the Trust's assets will be invested in insured Hawaiian Obligations. However, if the Board of Trustees determines that there is an inadequate supply in the marketplace of Hawaiian Obligations covered by New Issue Insurance and that appropriate Secondary Market Insurance cannot be obtained for other Hawaiian Obligations on terms that are financially advantageous to the Trust as a result of market conditions or other factors, then the Trust will invest in Hawaiian Obligations that are not insured. Use of insurance is not a fundamental policy of the Trust.

         New Issue Insurance is obtained by the issuer of the Hawaiian Obligations and all premiums respecting such securities are paid in advance by such issuer. Such policies are noncancelable and continue in force so long as the Hawaiian Obligations are outstanding and the insurer remains in business.

         The Trust may also purchase Secondary Market Insurance on any Hawaiian Obligation purchased by the Trust. By purchasing Secondary Market Insurance, the Trust will obtain, upon payment of a single premium, insurance against nonpayment of scheduled principal and interest for the remaining term of the Hawaiian Obligation, regardless of whether the Trust then owns such security. Such insurance coverage is noncancelable and continues in force so long as the security so insured is outstanding and the insurer remains in business. The purposes of acquiring Secondary Market Insurance are to insure timely payment of principal and interest when due, and to enable the Trust to sell a Hawaiian Obligation to a third party as a high rated insured Hawaiian Obligation at a market price greater than what otherwise might be obtainable if the security were sold without the insurance coverage. There is no assurance that such insurance can be obtained at rates that would make its purchase advantageous to the Trust.

         As a matter of practice, insurers of municipal obligations provide insurance only on issues which, based on their own credit ratings, are of investment grade, i.e., those within the top four credit ratings of the Nationally Recognized Statistical Rating Organizations. In some instances, insurers restrict issuance of insurance to those issues which would be credit rated "A" or better by those organizations. These practices by the insurers tend to reduce the risk that they might not be able to respond to the default in payment of principal or interest on any particular issue.

         In general, New Issue Insurance provides that if an issuer fails to make payment of principal or interest on an insured obligation, the payment will be made promptly by the insurer. There are no deductible clauses, the insurance is non-cancelable and the tax-exempt character of any payment in respect of interest received is not affected. Premiums for such insurance are not paid by the Trust, but are generally paid by the issuer, although they may sometimes be paid by the underwriter. The premium is paid once at the time the securities are issued, and covers the life of the issue. The right to receive the insurance proceeds is a part of the security and is transferable on any resale.

         The information regarding providers of municipal bond insurance is replaced by the following:

         The following information regarding Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("Financial Guaranty"), AMBAC Indemnity Corporation ("AMBAC") and Financial Security Assurance Inc. ("FSA") has been derived from publicly available information. The Trust has not independently verified any of the information, but as of the date of this supplement the Trust is not aware of facts that would render such information inaccurate.

         AMBAC is a Wisconsin-domiciled stock insurance corporation, regulated by the Insurance Department of the State of Wisconsin, and licensed to do business in 50 states, the District of Columbia, and U.S. Territories, including Guam and Puerto Rico. AMBAC is a wholly-owned subsidiary of AMBAC Financial Group, Inc., a publicly held company. The claims-paying ability of AMBAC Indemnity is rated "AA" by S&P and "Aa3" by Moody's.

         MBIA is a limited liability corporation domiciled in New York and licensed to do business in all 50 states, the District of Columbia, and U.S. Territories, including Guam and Puerto Rico. It is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. Neither MBIA Inc. nor its shareholders are obligated to pay the debts of or claims against MBIA. The claims-paying ability of MBIA is rated "BB" by S&P, "CCC" by Fitch and "B1" by Moody's.

         Financial Guaranty is a New York stock insurance company regulated by the New York State Department of Insurance and authorized to provide insurance in 50 states, the District of Columbia, and Puerto Rico. Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation, a Delaware holding company, which is owned by The PMI Group, Inc., affiliates of The Blackstone Group L.P., affiliates of The Cypress Group L.L.C., affiliates of CIVC Partners L.P. and General Electric Capital Corporation. Neither FGIC Corporation nor GE Capital Corporation is obligated to pay the debts of or the claims against Financial Guaranty. The claims-paying ability of Financial Guaranty is rated "BB" by S&P and "BBB" by Fitch.

         FSA is licensed in New York and authorized to do business in all 50 states, the District of Columbia, and U.S. Territories including Guam and Puerto Rico. FSA is the primary operating subsidiary of Financial Security Assurance Holdings Ltd., and an indirect subsidiary of Dexia. The claims-paying ability of FSA is rated "AAA" by S & P and Fitch and "Aaa" by Moody's.

         The Trust may also use other insurers.


                         The date of this Supplement is
                               September 23, 2008